Exhibit 99.1

Janus International Appoints Heather Harding to Board of Directors

TEMPLE, GA, July 7, 2022 – Janus International Group, Inc. (NYSE: JBI) (“Janus” or the “Company”), a leading provider of cutting-edge access control technologies and building product solutions for the self-storage and other commercial and industrial sectors, today announced the appointment of Heather Harding to its Board of Directors as a Class I Director and as a member of its Audit Committee, effective July 7, 2022.

Over the past 25 years, Harding has held finance leadership roles of increasing responsibility in global industrial companies. Harding served as Chief Financial Officer of Luxfer Holdings PLC (NYSE: LXFR) from January 2018 until March 2022. Prior to that she served as Vice President of Finance for Eaton Lighting, a business unit of Eaton Corporation, and as Vice President of Finance for various operating units within Cooper Industries and Emerson Electric. A certified public accountant, Harding received a Bachelor of Science in accounting from Southern Illinois University at Carbondale.

José E. Feliciano, Janus’s Chairman, stated, “We are pleased to welcome Heather to our already talented Board. Her deep experience in overseeing the complex financial requirements of global industrial companies will be a valuable addition to Janus. Her appointment further strengthens and diversifies our Board as we continue to grow the business and advance our goal of being the leading provider of self-storage, commercial, and industrial solutions.”

About Janus International Group

Janus International Group, Inc. (www.JanusIntl.com) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including roll-up and swing doors, hallway systems, re-locatable storage units and facility and door automation technologies. The Janus team operates out of several U.S. locations and six locations internationally.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s positioning in the industry to strengthen its pipeline and deliver on its objectives, the anticipated impact of this appointment, and Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements.

In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; and (iii) the risk that the demand outlook for Janus’s products may not be as strong as anticipated.

There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

Investor Contacts, Janus

John Rohlwing

Vice President, Investor Relations & FP&A, Janus International

Rodny Nacier / Dan Scott, ICR on behalf of Janus

IR@janusintl.com

(770) 562-6399

Media Contacts, Janus

Bethany Morehouse

Marketing Content Manager, Janus International

770-746-9576

Marketing@Janusintl.com

Jason Chudoba, ICR on behalf of Janus

Jason.Chudoba@ICRinc.com

Source: Janus International Group, Inc.